Statements of Income (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Self-storage rental income	$ 1,703,230	$ 1,716,672
Ancillary operating revenue	155,668	129,975
Interest and other income	151	279
TOTAL	1,859,049	1,846,926
EXPENSES:
Depreciation	15,344	13,865
Operating	649,493	672,721
General and administrative	272,381	237,689
General partners' incentive management fee	75,874	84,282
Property management fee	90,849	90,352
Total	1,103,941	1,098,909
INCOME BEFORE EQUITY IN INCOME OF REAL ESTATE JOINT VENTURE:	755,108	748,017
EQUITY IN INCOME OF REAL ESTATE JOINT VENTURE:	67,315	79,331
NET INCOME	822,423	827,348
AGGREGATE INCOME ALLOCATED TO:
General partners	8,224	8,273
Limited partners	814,199	819,075
TOTAL	822,423	827,348
Weighted average limited partnership units outstanding	24,000	24,000
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 33.92	$ 34.13